Series Number: 1
For period ending 11/30/13

48)	Investor, A, C & R
First $1 billion 1.500%
Next $1 billion 1.200%
Next $2 billion 1.100%
Over $4 billion 1.050%

Institutional
First $1 billion 1.300%
Next $1 billion 1.000%
Next $2 billion 0.900%
Over $4 billion 0.850%

R6
First $1 billion 1.150%
Next $1 billion 0.850%
Next $2 billion 0.750%
Over $4 billion 0.700%

72DD)                      1. Total income dividends for which record date passed during the period
                      Investor Class                                           20,623
                                Institutional Class                                           2,775
           2. Dividends for a second class of open-end company shares
                                A Class                                           2,542
C Class                                           23
                                R Class                                                      24
R6 Class                                           -

73A)           1. Dividends from net investment income
                      Investor Class                                                      $0.1845
                                 Institutional Class                                           $0.2151
           2. Dividends for a second class of open-end company shares
                                A Class                                           $0.1462
C Class                                            $0.1019
R Class                                           $0.1180
R6 Class                                           -

74U)           1. Number of shares outstanding (000's omitted)
                      Investor Class                                                      108,801
                      Institutional Class                                                      13,502
2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
A Class                                           19,340
                                C Class                                            358
R Class                                            163
R6 Class                                           370

74V)           1. Net asset value per share (to nearest cent)
                      Investor Class                                           $13.78
                      Institutional Class                                           $13.73
2. Net asset value per share of a second class of open-end company shares (to nearest cent)
                      A Class                                           $13.86
                                C Class                                            $13.58
R Class                                            $13.96
R6 Class                                           $13.74

Series Number: 2
For period ending 11/30/13

48)	Investor, A, C & R
First $500 million 1.750%
Next $500 million 1.400%
Over $1 billion 1.200%

Institutional
First $500 million 1.550%
Next $500 million 1.200%
Over $1 billion 1.000%

72DD)                      1. Total income dividends for which record date passed during the period
                      Investor Class                                           8,872
                                Institutional Class                                           778
2. Dividends for a second class of open-end company shares
                                A Class                                                      42
                                C Class                                                      1
                                R Class                                           3

73A)           1. Dividends from net investment income
                      Investor Class                                                      $0.1654
                      Institutional Class                                           $0.1868
2. Dividends for a second class of open-end company shares
                      A Class                                           $0.1385
C Class                                           $0.0581
R Class                                           $0.1117

74U)           1. Number of shares outstanding (000's omitted)
Investor Class                                                      48,844
                      Institutional Class                                                      2,126
2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                      A Class                                           290
                                C Class                                            28
R Class                                            31

74V)           1. Net asset value per share (to nearest cent)
                      Investor Class                                           $12.70
                      Institutional Class                                           $12.86
2. Net asset value per share of a second class of open-end company shares (to nearest cent)
                      A Class                                           $12.36
                                C Class                                            $12.39
R Class                                            $12.55

Series Number: 3
For period ending 11/30/13

48)	Investor, A, C & R
First $250 million 1.850%
Next $250 million 1.750%
Next $500 million 1.500%
Over $1 billion 1.250%

Institutional
First $250 million 1.650%
Next $250 million 1.550%
Next $500 million 1.300%
Over $1 billion 1.050%

R6
First $250 million 1.500%
Next $250 million 1.400%
Next $500 million 1.150%
Over $1 billion 0.900%

72DD)                      1. Total income dividends for which record date passed during the period
                      Investor Class                                           1,647
Institutional Class                                           182
           2. Dividends for a second class of open-end company shares
                                A Class                                                      16
                                C Class                                                      -
                                R Class                                                      -
R6 Class                                           -

73A)           1. Dividends from net investment income
                      Investor Class                                           $0.0311
                                 Institutional Class                                           $0.0485
2. Dividends for a second class of open-end company shares
                                A Class                                           $0.0094
C Class                                           -
R Class                                           -
R6 Class                                           -

74U)           1. Number of shares outstanding (000's omitted)
                      Investor Class                                                      47,486
                      Institutional Class                                                      3,571
2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
A Class                                           1,348
                                C Class                                            441
R Class                                            130
R6 Class                                           3

74V)           1. Net asset value per share (to nearest cent)
                      Investor Class                                           $8.87
                      Institutional Class                                           $9.09
2. Net asset value per share of a second class of open-end company shares (to nearest cent)
                      A Class                                           $8.59
                      C Class                                            $8.09
R Class                                            $8.72
R6 Class                                           $9.09

Series Number: 4
For period ending 11/30/13

48)	Investor, A, C & R
First $1 billion 1.300%
Next $1 billion 1.150%
Over $2 billion 1.050%

Institutional
First $1 billion 1.100%
Next $1 billion 0.950%
Over $2 billion 0.850%

R6
First $1 billion 0.950%
Next $1 billion 0.800%
Over $2 billion 0.700%

72DD)                      1. Total income dividends for which record date passed during the period
                      Investor Class                                           1,493
                      Institutional Class                                                      274
           2. Dividends for a second class of open-end company shares
                      A Class                                           52
C Class                                                      -
                      R Class                                                      -
R6 Class                                           -

73A)           1. Dividends from net investment income
                      Investor Class                                                      $0.0391
                      Institutional Class                                           $0.0597
           2. Dividends for a second class of open-end company shares
                                A Class                                           $0.0132
C Class                                            -
R Class                                           -
R6 Class                                           -

74U)           1. Number of shares outstanding (000's omitted)
                      Investor Class                                                      35,309
                      Institutional Class                                                      6,468
2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                      A Class                                           4,206
                                C Class                                            497
R Class                                            369
R6 Class                                           2

74V)           1. Net asset value per share (to nearest cent)
                      Investor Class                                           $12.39
                      Institutional Class                                           $12.52

2. Net asset value per share of a second class of open-end company shares (to nearest cent)
                      A Class                                           $12.21
                                C Class                                            $11.30
R Class                                            $12.18
R6 Class                                           $12.53

Series Number: 7
For period ending 11/30/13

48)	Investor, A, C & R
First $250 million 2.000%
Next $250 million 1.800%
Next $500 million 1.600%
Over $1 billion 1.400%

Institutional
First $250 million 1.800%
Next $250 million 1.600%
Next $500 million 1.400%
Over $1 billion 1.200%

72DD)                      1. Total income dividends for which record date passed during the period
                      Investor Class                                           1,125
                      Institutional Class                                                      1
           2. Dividends for a second class of open-end company shares
                      A Class                                           18
C Class                                                      -
                      R Class                                                      2

73A)           1. Dividends from net investment income
                      Investor Class                                                      $0.0770
                      Institutional Class                                           $0.0927
           2. Dividends for a second class of open-end company shares
                                A Class                                           $0.0574
C Class                                            -
R Class                                           $0.0378

74U)           1. Number of shares outstanding (000's omitted)
                      Investor Class                                                      14,919
                      Institutional Class                                                      334
2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                      A Class                                           735
                                C Class                                            47
R Class                                            68

74V)           1. Net asset value per share (to nearest cent)
                      Investor Class                                           $9.20
                      Institutional Class                                           $9.29
2. Net asset value per share of a second class of open-end company shares (to nearest cent)
                      A Class                                           $9.18
                                C Class                                            $9.07
R Class                                            $9.15

Series Number: 9
For period ending 11/30/13

48)	Investor, A, C & R
First $1 billion 1.300%
Next $1 billion 1.200%
Over $2 billion 1.100%

Institutional
First $1 billion 1.100%
Next $1 billion 1.000%
Over $2 billion 0.900%

R6
First $1 billion 0.950%
Next $1 billion 0.850%
Over $2 billion 0.750%

72DD)                      1. Total income dividends for which record date passed during the period
                      Investor Class                                           355
Institutional                                           9
                      2. Dividends for a second class of open-end company shares
                                A Class                                           377
                                C Class                                           33
                                R Class                                                      8
R6 Class                                           -

73A)           1. Dividends from net investment income
                      Investor Class                                                      $0.2385
Institutional Class                                           $0.2545
           2. Dividends for a second class of open-end company shares
                                A Class                                           $0.2185
C Class                                           $0.1586
R Class                                           $0.1985
R6 Class                                           -

74U)           1. Number of shares outstanding (000's omitted)
                      Investor Class                                                      1,998
Institutional Class                                                      86
2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                      A Class                                           1,727
C Class                                            224
                                R Class                                            33
R6 Class                                           3

74V)           1. Net asset value per share (to nearest cent)
                      Investor Class                                           $8.97
Institutional                                            $8.96
2. Net asset value per share of a second class of open-end company shares (to nearest cent)
                      A Class                                           $9.01
                                C Class                                            $8.97
R Class                                            $8.97
R6 Class                                           $8.96

Series Number: 10
For period ending 11/30/13

48)                 Institutional
First $1 billion 1.300%
Next $1 billion 1.000%
                  Next $2 billion 0.900%
                  Over $4 billion 0.850%

      R6
First $1 billion 1.150%
Next $1 billion 0.850%
                  Next $2 billion 0.750%
                  Over $4 billion 0.700%

Series Number: 11
For period ending 11/30/13

48)                 Institutional
First $250 million 1.650%
Next $250 million 1.550%
Next $500 million 1.300%
                  Over $1 billion 1.050%

R6
First $250 million 1.500%
Next $250 million 1.400%
Next $500 million 1.150%
                  Over $1 billion 0.900%